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                                                                   Exhibit 10.23

                                FIFTH AMENDMENT
                             OF SCIQUEST.COM, INC.
                               STOCK OPTION PLAN


     THIS FIFTH AMENDMENT of SciQuest.com, Inc. Stock Option Plan dated as of the effective date of the SciQuest.com, Inc. 1999 Stock Incentive Plan (the "New Plan") is conditioned upon the adoption of the New Plan and shall become effective immediately upon the effectiveness of the New Plan.

     WHEREAS, the Board of Directors of SciQuest.com, Inc. (the "Company") has adopted and the stockholders of the Company have approved the SciQuest.com, Inc. Stock Option Plan, as amended (the "Plan"); and

     WHEREAS, the Board of Directors deems it to be in the best interests of the Company to further amend the Plan in order to decrease the maximum number of shares issuable pursuant to options granted under the Plan from 1,745,465 to ___________ (as adjusted for stock splits, stock dividends and other similar events).

     NOW, THEREFORE, the Plan shall be amended as follows:

     1. The second sentence of Paragraph 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

          "The maximum number of shares of Stock which may be issued under the Plan shall be _________ (as adjusted for stock splits, stock dividends and other similar events).

     2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

     IN WITNESS WHEREOF, the undersigned hereby certifies that this Fifth Amendment was duly adopted by the Board of Directors of the Company and shall be effective as provided above.


                                                   SCIQUEST.COM, INC.
[CORPORATE SEAL]

                                                   By:    /s/  M. Scott Andrews
                                                         ----------------------
ATTEST:                                                   M. Scott Andrews
                                                          President

By:    /s/ Peyton C. Anderson
     -----------------------------
     Peyton C. Anderson
     Secretary